THE AUSTRIA FUND

ALLIANCE CAPITAL


Semi-Annual Report
February 28, 1999



LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

April 23, 1999

Dear Shareholder,

This report contains investment results and market commentary for The Austria Fund (the "Fund") for the semi-annual reporting period ended February 28, 1999.

INVESTMENT RESULTS
The following table provides performance for the Fund and its new benchmark, the Austrian Traded Index 50 (ATX 50), for the three-, six-, and 12-month periods ended February 28, 1999. The ATX 50 replaces the Fund's previous benchmark, the Credit Aktien Index, as it provides a more comprehensive assessment of the Austrian stock market, covering 50 stocks as opposed to the Credit Aktien Index's 30. The Fund outperformed its benchmark, the ATX 50, for the three-, six-, and 12-month periods ended February 28, 1999 largely due to its focus on technology stocks. In particular, the Fund's position in E-Pub Holdings Ltd. contributed to the Fund's strong performance versus its benchmark.


INVESTMENT RESULTS*
Periods Ended February 28, 1999

                                                TOTAL RETURNS
                                   3 MONTHS       6 MONTHS      12 MONTHS
                                   --------       --------      ---------
THE AUSTRIA FUND                     7.09%          8.62%          5.06%

AUSTRIAN TRADED INDEX 50 (ATX 50)   -1.76%         -3.82%        -11.36%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF FEBRUARY 28, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE AUSTRIAN TRADED INDEX 50 (ATX 50) IS A CAPITALIZATION-WEIGHTED INDEX OF 50 AUSTRIAN STOCKS LISTED ON THE VIENNA STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET COMMENTARY
The Austrian stock market has continued its slow recovery over the first few months of 1999 while tracking the average European stock market performance. Investors have clearly been unsettled by the events in the former Yugoslavia, which they fear could spill over into other countries in the region.

The further half-point cut in interest rates recently announced by the European Central Bank reflected the overall concern that gross domestic product (GDP) growth in Europe was beginning to slow. We are optimistic that this renewed monetary stimulus will be sufficient enough to reinvigorate economic recovery in Europe. We expect overall GDP growth for Austria to have exceeded 3% in 1998 and expect a decline in the growth rate to around 2% for the current year. However, a further upwards trend is anticipated for the year 2000 as newly proposed tax cuts for middle- and low-income families go into effect. We believe that these tax cuts will stimulate private consumption. At the same time, inflation remains very subdued and should fall further in 1999 to around the 0.7% level, a virtually insignificant rate of price increase. As a result, we do not expect to see interest rates move higher in the near term, despite recent increases in some commodity prices.

We remain very positive regarding the outlook for the Austrian stock market. We believe that corporate earnings will grow by around 10% in 1999, and a further double-digit increase can be anticipated for next year. At the same time, valuations remain extremely low. At around a six times price to cash earnings multiple for 1999, the Austrian market remains at a hefty discount to valuation levels in the rest of Europe. We look towards individual investors in Austria to close this valuation gap, as Austrian savers have so far been slow to embrace new savings opportunities in individual stocks and mutual funds. However, we anticipate that the possible abolition of numbered savings accounts (which provide individuals with anonymity) will result in a new flow of funds into the equity market. At the same time, we anticipate that the introduction of international accounting standards will create greater visibility and confidence for investors in Austrian equities and should help attract new money to the market.

PORTFOLIO STRATEGY
The Fund's portfolio continues to focus on companies offering higher than average long-term growth prospects. We maintain significantly overweighted positions in sectors such as technology, in which the third market in Vienna offers some exciting new investment opportuni-


1


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

ties. We remain underrepresented in cyclical stocks (most notably in commodity-related issues) where, despite relatively attractive valuations, we are unconvinced as to the sustainability of recent commodity price increases. However, our overall optimism for the market leads us to maintain a broadly, fully invested position for the Fund.

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market and your Fund's investment results in coming periods.

Sincerely,

Dave H. Williams
Chairman and President


Mark H. Breedon
Senior Vice President


2


TEN LARGEST HOLDINGS
FEBRUARY 28, 1999 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
E-Pub Holdings Ltd.                          $ 14,934,147            16.1%
Bank Austria AG                                14,543,077            15.6
OMV AG                                          5,078,535             5.5
Topcall International AG                        4,970,962             5.4
Erste Bank Der Oesterreichischen
  Sparkassen AG                                 4,818,537             5.2
VA Technologie AG                               4,649,828             5.0
Scala Business Solutions NV                     4,122,188             4.4
Do & Co Restaurants and Catering AG             4,105,791             4.4
EVN AG                                          3,930,918             4.2
Austria Tabakwerke AG                           3,698,427             4.0
                                             $ 64,852,410            69.8%


3


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1999 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-97.8%
COMMON STOCKS-95.0%
TECHNOLOGY-28.9%
COMMUNICATION EQUIPMENT-0.5%
Scotty Teletransport Corp. AG (a)(b)              1,453     $    479,147

COMPUTER HARDWARE-5.3%
Topcall International AG                         77,700        4,970,962

COMPUTER SOFTWARE-21.6%
E-Pub Holdings Ltd. (a)                          33,136       14,934,147
S & T System Integration & Technology
  Distribution AG (a)                            15,945          964,015
Scala Business Solutions NV
  (Netherlands)(a)                              500,000        4,122,188
                                                             ------------
                                                              20,020,350

SEMI-CONDUCTOR COMPONENTS-1.5%
SEZ Holding AG (Switzerland) (c)                  5,775        1,399,203
                                                             ------------
                                                              26,869,662

FINANCIAL SERVICES-23.5%
BANKING-20.8%
Bank Austria AG (d)                             270,000       14,543,077
Erste Bank Der Oesterreichischen
  Sparkassen AG                                 102,060        4,818,537
                                                             ------------
                                                              19,361,614

INSURANCE-2.7%
Generali Holding Vienna AG                        8,055        1,784,173
Wiener Staedtische Allgemeine
  Versicherung AG                                 6,000          700,772
                                                             ------------
                                                               2,484,945
                                                             ------------
                                                              21,846,559

CONSUMER PRODUCTS & SERVICES-17.5%
AIRLINES-4.6%
Austrian Airlines Oesterreichische
  Luftverkehrs AG                                50,000        1,648,875
Flughafen Wien AG                                59,800        2,563,671
                                                             ------------
                                                               4,212,546

ENTERTAINMENT & LEISURE-0.6%
Premier Telesports Ltd. (Cyprus) (a)(e)          69,000          585,548

FOOD & BEVERAGES-8.3%
BBAG Oesterreichische Brau-Beteiligungs AG       30,000        1,431,553
Brau-Union Goess-Reininghaus-
  Oesterreichische Brau AG                       30,000        1,563,134
Do & Co Restaurants & Catering AG (a)            64,398        4,105,791
Royal Tokaj Wine Co., Ltd. (a)(b)(f)            267,428          643,311
                                                             ------------
                                                               7,743,789

TOBACCO-4.0%
Austria Tabakwerke AG                            50,000        3,698,427
                                                             ------------
                                                              16,240,310

CAPITAL GOODS-13.4%
ENGINEERING & CONSTRUCTION-13.4%
Bau Holding AG                                   57,352        2,190,785
Schoeller-Bleckmann Oilfield Equipment AG        60,000        2,687,666
VA Technologie AG                                60,000        4,649,828
Weinerberger Baustoffindustrie AG                15,000        2,967,975
                                                             ------------
                                                              12,496,254


4


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-6.2%
ELECTRIC & GAS-6.2%
Burgenland Holding AG                            60,000     $  1,820,358
EVN AG                                           29,800        3,930,918
                                                             ------------
                                                               5,751,276

ENERGY-5.5%
OIL-5.5%
OMV AG                                           55,000        5,078,535

Total Common Stocks
  (cost $79,771,463)                                          88,282,596

PREFERRED STOCKS-2.8%
CONSUMER PRODUCTS & SERVICES-2.1%
RETAIL-2.1%
BauMax Aktiengesellschaft AG                    117,000        1,929,184

FINANCIAL SERVICES-0.7%
INSURANCE-0.7%
Generali Holding Vienna AG                        4,507          683,647

Total Preferred Stocks
  (cost $4,026,695)                                            2,612,831

TIME DEPOSIT-0.2%
Rabobank
  4.813%, 3/01/99
  (cost $200,000)                               $   200          200,000

TOTAL INVESTMENTS-98.0%
  (cost $83,998,158)                                          91,095,427
Other assets less liabilities-2.0%                             1,846,825
                                                             ------------

NET ASSETS-100%                                             $ 92,942,252


(a)  Non-income producing security.

(b)  Restricted and illiquid security, valued at fair value (See Notes A &E).

(c)  Swiss Franc denominated security.

(d)  Security represents investment in an affiliate.

(e)  Illiquid security, valued at fair value. (See Note A).

(f)  British Pound denominated security.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $83,998,158)          $ 91,095,427
  Foreign cash, at value (cost $2,215,220)                           2,153,254
  Cash                                                                 148,990
  Foreign taxes receivable                                              68,765
  Prepaid expenses                                                       8,493
  Total assets                                                      93,474,929

LIABILITIES
  Payable for investment securities purchased and foreign
    currency sold                                                      200,011
  Management fee payable                                                67,614
  Sub-advisory fee payable                                              14,173
  Accrued expenses                                                     250,879
  Total liabilities                                                    532,677

NET ASSETS                                                        $ 92,942,252

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     79,473
  Additional paid-in capital                                        83,350,904
  Accumulated net investment loss                                   (9,063,806)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           11,541,105
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      7,034,576
                                                                  $ 92,942,252

NET ASSET VALUE PER SHARE (based on 7,947,357
    shares outstanding)                                                 $11.69


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)                 THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $6,729)                            $   163,086
  Interest                                              15,846     $   178,932

EXPENSES
  Management fee                                       552,845
  Sub-advisory fee                                     117,405
  Custodian                                            190,805
  Audit and legal                                      101,667
  Directors' fees and expenses                                          69,089
  Printing                                              25,070
  Transfer agency                                       11,506
  Registration fee                                       4,931
  Miscellaneous                                          1,554
  Total expenses                                                     1,074,872
  Net investment loss                                                 (895,940)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions - unaffiliated issuers                              4,571,087
  Net realized gain on investment
    transactions - affiliated issuers                                  811,260
  Net realized loss on foreign currency
    transactions                                                       (41,451)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                       (163,398)
    Foreign currency denominated assets and
      liabilities                                                      (80,836)
  Net gain on investments and foreign currency
    transactions                                                     5,096,662

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 4,200,722


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                             THE AUSTRIA FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED         YEAR ENDED
                                            FEB. 28, 1999            AUGUST 31,
                                             (UNAUDITED)               1998
                                           ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                      $     (895,940)        $    (44,256)
  Net realized gain on investments and
    foreign currency transactions               5,340,896           25,739,654
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                              (244,234)         (12,431,498)
  Net increase in net assets from
    operations                                  4,200,722           13,263,900

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Distributions in excess of net
    investment income                          (7,546,627)         (11,911,211)
  Net realized gain on investments and
    foreign currency transactions              (6,519,667)          (4,271,606)
  Total decrease                               (9,865,572)          (2,918,917)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (41,016,227)                  -0-
  Total decrease                              (50,881,799)          (2,918,917)

NET ASSETS
  Beginning of year                           143,824,051          146,742,968
  End of period                             $  92,942,252        $ 143,824,051


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at February 28, 1999 was ATS 12.52 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distrib-


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

utions are determined in accordance with federal tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund did not reimburse AFS during the six months ended February 28, 1999.

Under a Sub-Advisory Agreement, the Fund will pay BAI Fondaberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended February 28, 1999 amounted to $159,057, none of which was paid to brokers utilizing the services of Bank Austria and Creditanstalt Investment Bank Vienna, affiliates of the Sub-Advisor, nor to Bank Austria and Creditanstalt Investment Bank Vienna directly.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $4,295,947 and $62,627,383 respectively, for the six months ended February 28, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 1999.

At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $24,135,955 and gross unrealized depreciation of investments was $17,038,686 resulting in net unrealized appreciation of $7,097,269 (excluding foreign currency transactions).

The Fund incurred and elected to defer post October currency losses of $621,239 for the year ended August 31, 1998.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.

At February 28, 1999, the Fund had no outstanding forward exchange currency contracts.


10


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At February 28, 1999, 7,947,357 shares were outstanding. On November 2, 1998 the Fund initiated a share repurchase program. For the six months ended February 28, 1999, 3,755,674 shares were repurchased at a cost of $41,016,227 representing 32.09% of the 11,703,031 shares outstanding at November 2, 1998. This includes $225,340 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period of November 2, 1998 to January 13, 1999 was 8.98%.


NOTE E: RESTRICTED SECURITIES
                                            DATE ACQUIRED        U.S. $ COST
                                            -------------        -----------
Royal Tokaj Wine Co., Ltd                      7/28/94            $ 425,666
Scotty Teletransport Corp. AG                 12/03/98              510,010


The securities shown above are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note A.

The value of these securities at February 28, 1999 was $1,122,458 representing 1.2% of total net assets.


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.


NOTE G: YEAR 2000 (UNAUDITED)
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.


12


FINANCIAL HIGHLIGHTS                                           THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED
                                             FEB. 28,                         YEAR ENDED AUGUST 31,
                                               1999      ---------------------------------------------------------------
                                            (UNAUDITED)     1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.29       $12.54       $11.22       $ 9.99       $11.03       $ 9.62

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.08)(a)       -0-         .01         (.02)          -0-        (.05)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .47         1.13         1.44         1.25         (.11)        1.55
Net increase (decrease) in net asset
  value from operations                          .39         1.13         1.45         1.23         (.11)        1.50
Realized gain due to repurchase program          .42           -0-          -0-          -0-          -0-          -0-

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.01)          -0-        (.02)        (.01)
Distributions in excess of net
  investment income                             (.71)       (1.02)        (.12)          -0-          -0-        (.06)
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.70)        (.36)          -0-          -0-          -0-        (.02)
Total dividends and distributions              (1.41)       (1.38)        (.13)          -0-        (.02)        (.09)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-          -0-        (.86)          -0-
Offering costs charged to additional
  paid-in capital                                 -0-          -0-          -0-          -0-        (.05)          -0-
Total capital share transactions                  -0-          -0-          -0-          -0-        (.91)          -0-
Net asset value, end of period                $11.69       $12.29       $12.54       $11.22        $9.99       $11.03
Market value, end of period                   $10.31       $ 9.00       $ 9.56       $ 8.50        $8.25       $10.88

TOTAL RETURN (B)
Total investment return based on:
  Market value                                 30.86%        6.38%       14.10%        3.03%      (21.51)%       8.37%
  Net asset value                               8.62%       10.78%       13.35%       12.31%       (9.15)%      15.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $92,942     $143,824     $146,743     $131,333     $116,936      $91,121
Ratio of expenses to average net assets         1.83%(c)     1.68%        1.71%        1.83%        1.71%        1.87%
Ratio of net investment income (loss)
  to average net assets                        (1.53)%(c)    (.03)%        .07%        (.15)%        .02%        (.51)%
Portfolio turnover rate                            7%          42%          19%          39%          27%          36%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(c)  Annualized.


13


ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Austria Fund was held on January 13, 1999. The description of each proposal and number of shares voted are as follows:

                                                                       SHARES
                                                                     VOTED FOR
-------------------------------------------------------------------------------
1. To elect directors:   Class Two Directors
                         (term expires 2001)
                         Dipl. Ing. Peter Mitterbauer                2,542,295
                         Dr. Maria Schaumayer                        2,538,207
                         Dr. Walter Wolfsberger                      2,539,934
                         Dave H. Williams                            2,540,985
                         Gary A. Bentz                               4,294,148
                         Ralph W. Bradshaw                           4,264,102
                         William A. Clark                            4,263,544
                         Ronald G. Olin                              4,294,706

Accordingly, Messrs. Bentz, Bradshaw, Clark and Olin, having received the most votes, were elected as Directors of the Fund.

                                         SHARES          SHARES         SHARES
                                         VOTED           VOTED          VOTED
                                          FOR            AGAINST        ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of
   PricewaterhouseCoopers LLP
   as the Fund's independent
   auditors for the Fund's
   fiscal year ending
   August 31, 1999:                   6,470,952           33,907        440,460

3. Stockholder proposal to
   terminate the Fund's
   investment advisory
   agreement with Alliance
   Capital Management LP:             2,886,763        2,724,996      1,125,302

4. Proposal pursuant to the
   Fund's Articles of
   Incorporation to amend
   the Articles of
   Incorporation to convert
   the Fund to an open-end
   investment company:                4,891,919        1,493,883        360,904

Accordingly, proposal 2 was approved and proposals 3 and 4 (which proposal required the affirmative vote of two-thirds of the Fund's outstanding shares for approval) were disapproved.


14


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

The following proposed resolutions were moved for stockholder adoption by Deep Discount Advisors, Inc. and Ron Olin Investment Management, Co. the ("Soliciting Shareholder").

                                         SHARES          SHARES         SHARES
                                         VOTED           VOTED          VOTED
                                          FOR            AGAINST        ABSTAIN
-------------------------------------------------------------------------------
5. A resolution recommending
   that the Board of Directors
   consider taking necessary
   steps to require all
   Directors to stand for
   election every year:               4,300,328        2,640,013          4,980

6. A resolution stating that the
   resignation of the Class I
   and Class III Directors of
   the Fund would be in the best
   interests of the Fund and its
   stockholders:                      2,071,769        4,581,300         39,933

7. A resolution recommending
   that the Board of Directors
   consider authorizing
   reimbursement of the
   Soliciting Shareholder's
   fees and expenses:                 4,307,876        2,878,416         29,029

Accordingly, proposals 5 and 7 were approved and proposal 6 was disapproved.


15


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
GARY A. BENTZ
RALPH W. BRADSHAW
JOHN D. CARIFA
WILLIAM A. CLARK
WILLIAM H. M. DE GELSEY
DIPL. ING. HELLMUT LONGIN (1)
DIPL. ING. PETER MITTERBAUER (1)
PETER NOWAK (1)
RONALD G. OLIN
MAG. REINHARD ORTNER (1)
ANDRAS SIMOR (1)
DR. REBA W. WILLIAMS
DR. WALTER WOLFSBERGER (1)

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of Americas
New York, NY 10036

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

     Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


16


THE AUSTRIA FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling 1-800-219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AUSSR